UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported)

                                December 31, 2004

                          MIRAVANT MEDICAL TECHNOLOGIES
             (Exact name of registrant as specified in its charter)

            Delaware                                0-2554         77-0222872
            --------                                ------          ----------
 (State or other jurisdiction of       (Commission File Number)  (IRS Employer
   incorporation)                                           Identification No.)

                                336 Bollay Drive
                             Santa Barbara, CA 93117

          (Address of principal executive offices, including zip code)

                                 (805) 685-9880
                         (Registrant's telephone number,
                              including area code)

          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)


[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)


[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01.  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

Item 3.03. MATERIAL MODIFICATIONS TO RIGHTS OF SECURITY HOLDERS


On December 31, 2004, the Board of Directors of Miravant Medical Technologies, or the Company, authorized an amendment to the Preferred Stock Rights Agreement, dated as of July 13, 2000 and amended on April 24, 2001, or the Rights Agreement, between the Company and U.S. Stock Transfer Corporation, as Rights Agent. The amendment revises the definition of "Acquiring Person" in the Rights Agreement to provide that the none of the following entities is deemed an "Acquiring Person" in connection with a transfer among any of the following entities of any shares of the Company's common stock (or securities convertible into shares of the Company's common stock) beneficially owned by such entities on the date of the amendment:

                  GORUMNA, LTD. (BVI)
                  PLEYEL HOLDINGS, LIMITED (BVI)
                  BIG CAT CAPITAL, LIMITED (BVI)
                  ACACIAS FINANCIAL, LIMITED (BVI)
                  ALERT INVESTMENTS, LIMITED (BVI)
                  CAMELFORD HOLDINGS, LIMITED (BVI)
                  DANUBE FINANCIAL, LIMITED (BVI)
                  DELICE FINANCIAL, LIMITED (BVI)
                  IRIS FINANCIAL, LIMITED (BVI)
                  PEARL WAVES, INC. (BVI)
                  PRINCESS FINANCE LIMITED, A BVI COMPANY
                  BOMOSEEN INVESTMENTS, LIMITED
                  DANDELION INTERNATIONAL, LIMITED
                  KINARO INVESTMENTS S.A.
                  MOREBATH HOLDINGS, LIMITED
                  SAULES HOLDINGS, LIMITED
                  SILVER CREEK INVESTMENTS, LIMITED
                  ST. CLOUD INVESTMENTS, LIMITED
                  TIOMAN FINANCE, LIMITED

Each of the foregoing entities is an existing securityholder of the Company.

     The amendment is attached as Exhibit 4.1 hereto and is incorporated herein by reference.

(c)  Exhibits.

Exhibit No.    Description

4.1            Amendment to the Rights Agreement, dated as of December 31, 2004,
               between Miravant Medical   Technologies and U.S. Stock Transfer
               Corporation, as Rights Agent.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               Miravant Medical Technologies

                                               By:/s/ John M. Philpott
                                            ------------------------------------
                                                      John M. Philpott
                                                      Chief Financial Officer

Date:  January 4, 2005

                                EXHIBIT INDEX

Exhibit No.    Description

4.1            Amendment to the Rights Agreement, dated as of December 31, 2004,
               between Miravant Medical   Technologies and U.S. Stock Transfer
               Corporation, as Rights Agent.